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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 18, 1998 (May 13, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                              1-8368                        51-0228924
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(State or other                     (Commission                  (IRS Employer
jurisdiction                       File Number)                 Identification
of incorporation)                                                      Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         In a press release, on May 13, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) said it intends to offer, through its wholly-owned subsidiary, LES, Inc., $300 million of Senior Subordinated Guaranteed Notes. The net proceeds from the sale of the Notes will be used to repay a portion of its outstanding senior debt. Completion of the Notes offering is subject to market conditions. The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210

            LAIDLAW ENVIRONMENTAL TO OFFER SENIOR SUBORDINATED NOTES

COLUMBIA, SC (MAY 13, 1998) - Laidlaw Environmental Services, Inc., (NYSE:LLE) said it intends to offer, through its wholly-owned subsidiary, LES, Inc., $300 million of Senior Subordinated Guaranteed Notes. The net proceeds from the sale of the Notes will be used to repay a portion of its outstanding senior debt. Completion of the Notes offering is subject to market conditions.

Laidlaw Environmental Services, Inc., headquartered in Columbia, South Carolina, supplies hazardous and industrial waste management services to industry and government across North America. The company provides customers with local service from more than 100 locations in the United States and Canada.

The securities have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities.

Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause the Company not to issue the above-mentioned securities, including the impact of changing economic or business conditions, unfavorable interest rates and other risk factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.


                                      -END-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: May 18, 1998                          By:   /s/ Kenneth W. Winger
                                                 ------------------------------
                                                 Kenneth W. Winger, President
                                                 and Chief Executive Officer